POST BALANCE SHEET EVENTS	12 Months Ended
Dec. 31, 2024
POST BALANCE SHEET EVENTS
POST BALANCE SHEET EVENTS

31.POST BALANCE SHEET EVENTS

Thomas Chippas resigned as Chief Executive Officer and Director of the Company effective 28 February 2025. On 24 March 2025, the board of directors appointed Justin Nolan as Chief Executive Officer and Director of the Group.

In January 2025, the Group received a Notification Letter from Nasdaq Stock Market LLC stating that the Company is not in compliance with minimum bid price for the Company’s American Depositary Shares. The Company has until July 15, 2025 to regain compliance with the minimum bid price requirement.

The Group signed hosting agreements with Merkle Standard LLC to host 9,315 miners at Merkle’s Memphis, Tennessee location and up to 4,000 machines at its Washington State location. Approximately 1,232 units will be sent to the Group’s Baie Comeau facility. A further approximately 8,000 units were sold for cash proceeds of approximately $2.0 million.